UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._______) Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement [X] Definitive Additional Materials [ ] Soliciting Material Pursuant to §240.14a-12 NELNET, INC. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box): [X] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: [ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

M44423-P2025 1 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. NELNET, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 2012. NELNET, INC. ATTN: PHIL MORGAN 121 S. 13TH STREET, SUITE 201 LINCOLN, NE 68508 Meeting Information Meeting Type: Annual Meeting For holders as of: March 30, 2012 Date: May 24, 2012 Time: 8:30 a.m. CDT Location: Embassy Suites 1040 P Street Lincoln, NE 68508 See the reverse side of this notice to obtain proxy materials and voting instructions. For directions call 402-458-3038

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2012 to facilitate timely delivery. You can also request paper or e-mail copies of the proxy statement, annual report/Form 10-K, and form of proxy for all future shareholder meetings of Nelnet, Inc. by following the instructions above. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT SHAREHOLDER LETTER FORM 10-K  XXXX XXXX XXXX  XXXX XXXX XXXX M44424-P2025 1 Proxy Materials Available to VIEW or RECEIVE: Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Voting instructions may be transmitted until 11:59 p.m. EDT on May 23, 2012. If you wish to exercise cumulative voting rights in the election of directors, you must vote in person or by mail. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. To be valid, proxy cards must be received before the start of the Annual Meeting.  XXXX XXXX XXXX Please Choose One of the Following Voting Methods How To Vote

Voting Items M44425-P2025 1 1a. Michael S. Dunlap 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following proposals: 1b. Stephen F. Butterfield 1c. James P. Abel 2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2012. 3. Advisory approval of the Company's executive compensation. 1d. William R. Cintani 1e. Kathleen A. Farrell 1f. Thomas E. Henning 1g. Kimberly K. Rath 1h. Michael D. Reardon

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